UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 7, 2006
(Date of Report)
ONYX SOFTWARE CORPORATION
(Exact name of registrant as specified in charter)

Washington	0-25361	91-1629814
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
1100 — 112th Avenue N.E., Suite 100, Bellevue, WA 98004-4504
(Address of principal executive offices, including zip code)
(425) 451-8060
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 8.01. Other Events.
     On April 7, 2006, Onyx Software Corporation announced that it had engaged Piper Jaffray & Co. to serve as its financial advisor. Piper Jaffray will assist Onyx’s board of directors and management in its ongoing evaluation of its strategic opportunities, including acquisitions that Onyx may make, and its consideration of CDC Corporation’s unsolicited proposal.
     A copy of the press release relating to the engagement of Piper Jaffray is attached as Exhibit 99.1 and is incorporated into this current report by reference.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Onyx Software Corporation dated April 7, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX SOFTWARE CORPORATION

Date: April 7, 2006	By:	/s/ Robert J. Chamberlain

	Name:	Robert J. Chamberlain
	Its:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release of Onyx Software Corporation dated April 7, 2006